
                                                                   1717 K Street, NW, Suite 707
                                                                   Washington, DC  20006-1504
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: BTT027
                                                                   TIN: 52-6127745
                                                                   Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005

						CORRECTED STATEMENT
				(CORRECTION ON 2ND PAGE TO DOLLAR WEIGHTED PERFORMANCE)

                                                Investment Summary
                                           July 1, 2000 - July 31, 2000
                                                   Transactions

                                                      Market Value Units this   Total      Investment
   Date       Description              Dollar Amount  per Unit     Transaction  Units        Balance
   7/01/00  Beginning Balance       	             $1,077.2725               44,750.1827 $46,731,385.16
   7/31/00  Total Income Distribution  274,101.41
   7/31/00  Income Reinvestment        274,101.41                   262.5244   45,012.7071  46,997,713.47

            Ending Balance                           $1,044.0988               45,012.7071 $46,997,713.47

                                             Monthly Income
                    Ordinary           Operating     Net Ordinary
                    Income	        Expenses	Income         Capital Gains   Total Distribution
  Per Unit          $6.4522671324     0.3271209976      6.1251461348    0.0000000000         6.1251461348
  Participant Totals  $288,740.13	 14,638.72	  274,101.41	        0.00           274,101.41

<F1>
All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.
							Page 1 of 2

									Participant ID: BTT027




                                                   Performance
					July 1, 2000 - July 31, 2000
											          Since
Type of Return	             		1-Month  3-Month  Y-T-D 1-Year  3-Year 5-Year  10-Year  Inception
Trust Time-Weighted, Gross 		  0.60%  2.93%   5.24%  7.10%   5.90%   7.40%  8.34%       --
Trust Time-Weighted, Net   		  0.57%  2.83%   4.99%  6.67%   5.48%   6.96%  7.84%       --
Participant Dollar-Weighted, Net 	  0.57%  2.83%   4.99%  6.66%   5.48%   6.93%  7.78%      8.75%

<F1>
                        Performance returns greater than one year are annualized.

All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.

						Page 2 of 2